BASIC AND DILUTED INCOME / (LOSS) PER SHARE	12 Months Ended
Dec. 31, 2022
Earnings per share [abstract]
BASIC AND DILUTED INCOME / (LOSS) PER SHARE	BASIC AND DILUTED INCOME / (LOSS) PER SHARE
Basic income / (loss) per share is calculated based on the weighted average number of common shares and common share equivalents outstanding during the year ended December 31, 2022, and 2021. Diluted income / (loss) per share is based on the assumption that stock options and warrants that have an exercise price less than the average market price of the Company's common shares during the period have been exercised on the later of the beginning of the year and the date granted. Net income / (loss) and basic weighted average shares outstanding are reconciled to diluted net income / (loss) and diluted weighted average shares outstanding, respectively, as follows:

	Year ended December 31,
	2022	2021
Income / (loss) from continuing operations	$(79,197)	$76,620
Income from discontinued operations	—	11,603
Net income / (loss) for the year	(79,197)	88,223

Basic weighted average shares outstanding	240,100,023	148,288,884
Dilution adjustment for stock options	—	4,752,714
Diluted weighted average shares outstanding	240,100,023	153,041,598

Basic income / (loss) per share from continuing operations	(0.33)	0.52
Basic income per share from discontinued operations	—	0.08
Basic income / (loss) per share	$(0.33)	$0.60

Diluted income / (loss) per share from continuing operations	(0.33)	0.50
Diluted income per share from discontinued operations	—	0.08
Diluted income / (loss) per share	$(0.33)	$0.58

7,878,746 stock options (Note 13(d)) and 17,561,152 warrants (Note 12(i)) were excluded from the computation of diluted weighted average shares outstanding for the year ended December 31, 2022 as their effect would be anti-dilutive.